Exhibit 10.1

Execution Version

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

This THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of April 28, 2020, is entered into by and among the Lenders (as defined below) signatory hereto, BANK OF AMERICA, N.A., as administrative agent and as security trustee for the Lenders (in such capacity, “Agent”), CALLAWAY GOLF COMPANY, a Delaware corporation (“Parent”), CALLAWAY GOLF SALES COMPANY, a California corporation (“Callaway Sales”), CALLAWAY GOLF BALL OPERATIONS, INC., a Delaware corporation (“Callaway Operations”), OGIO INTERNATIONAL, INC., a Utah corporation, (“Ogio”), TRAVISMATHEW, LLC, a California limited liability company (“travisMathew”), JACK WOLFSKIN NORTH AMERICA, INC., a Delaware corporation (“Wolfskin” and together with Parent, Callaway Sales, Callaway Operations, Ogio and travisMathew, collectively, “U.S. Borrowers”), CALLAWAY GOLF CANADA LTD., a Canada corporation (“Canadian Borrower”), JACK WOLFSKIN AUSRÜSTUNG FÜR DRAUSSEN GMBH & CO. KGAA, a partnership limited by shares (Kommanditgesellschaft auf Aktien) under the laws of the Federal Republic of Germany (“German Borrower”), CALLAWAY GOLF EUROPE LTD., a company organized under the laws of England (registered number 02756321) (“U.K. Borrower” and together with the U.S. Borrowers, German Borrower, and Canadian Borrower, each individually a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), and the other Obligors party hereto.

RECITALS

A.    Borrowers, the other Obligors party thereto, Agent, and the financial institutions signatory thereto from time to time (each a “Lender” and collectively the “Lenders”) have previously entered into that certain Fourth Amended and Restated Loan and Security Agreement dated as of May 17, 2019 (as amended, supplemented, restated and modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

B.    Obligors have requested that Agent and the Required Lenders amend the Loan Agreement, which Agent and the Required Lenders are willing to do pursuant to the terms and conditions set forth herein.

C.    Obligors are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement or any of the other Loan Documents are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.    Amendments to Loan Agreement.

(a)    In the definition of “Distribution” in Section 1.1 of the Loan Agreement, the text “.” at the end of the definition is hereby replaced with the following:

“, in each case, other than (a) the purchase of a customary capped call transaction in connection with convertible debt securities of Parent otherwise permitted to be incurred under this Agreement and (b) payments of interest with respect to convertible debt securities of Parent otherwise permitted to be incurred under this Agreement.”

(b)    The definition of “Term Loan Commitment” in Section 1.1 of the Loan Agreement is hereby amended and restated in their respective entirety to read as follow:

“Term Loan Commitment: for any U.S. Lender, the obligation of such U.S. Lender to make a Term Loan hereunder, up to the principal amount shown on Schedule 1.1, or as hereafter determined pursuant to each Assignment and Acceptance to which it is a party. “Term Loan Commitments” means the aggregate amount of such commitments of all Lenders.”

(c)    In Section 9.1.23 of the Loan Agreement, the text “Loan Party” is hereby deleted and replaced with the text “Obligor”.

(d)    In Section 10.2.3(d) of the Loan Agreement, the text “;” at the end of the definition is hereby replaced with the following:

“or constitutes a customary capped call transaction in connection with convertible debt securities of Parent otherwise permitted to be incurred under this Agreement;”

(e)    Section 10.2.3(r) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Debt pursuant to equipment financing and/or leases entered into by one or more Obligors, in an aggregate amount not to exceed $50,000,000 at any time outstanding;”

(f)    In Section 10.2.3 of the Loan Agreement, (i) the text “.” at the end of clause (s) thereof is hereby and replaced with the text “; and”, and (ii) a new clause (t) is hereby inserted immediately following clause (s) to read as follows:

“(t)    (x) any loan or other financial assistance received by any Borrower or any of its Subsidiaries from any federal, state, local or foreign government program enacted in response to the COVID-19 outbreak in an aggregate principal amount not to exceed $50,000,000; and (y) any refinancings, refundings, renewals or extensions of Debt permitted pursuant to clause (x) above; provided, that the amount of such Debt is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder.”

2.    Effectiveness of this Amendment. The following shall have occurred before this Amendment is effective:

(a)    Amendment. Agent shall have received this Amendment, executed by Agent, each Obligor and the Required Lenders in a sufficient number of counterparts for distribution to all parties.

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(b)    Representations and Warranties. The representations and warranties set forth herein must be true and correct.

(c)    No Default. No event has occurred and is continuing that constitutes an Event of Default.

(d)    Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

3.    Representations and Warranties. Each Obligor represents and warrants as follows:

(a)    Authority. Each Obligor has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Obligor of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b)    Enforceability. This Amendment has been duly executed and delivered by each Obligor. This Amendment and each Loan Document to which any Obligor is a party (as amended or modified hereby) is a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and is in full force and effect.

(c)    Representations and Warranties. The representations and warranties contained in each Loan Document to which any Obligor is a party (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d)    Due Execution. The execution, delivery and performance of this Amendment are within the power of each Obligor, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Obligor.

(e)    No Default. No event has occurred and is continuing that constitutes an Event of Default.

4.    Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to Section 5-1401 of the New York General Obligation Law and Federal laws relating to national banks). The consent to forum and judicial reference provisions set forth in Section 14.15 of the Loan Agreement are hereby incorporated in this Amendment by reference.

5.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or a substantially similar electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this

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Amendment by telefacsimile or a substantially similar electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

6.    Reference to and Effect on the Loan Documents.

(a)    Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement or any other Loan Document to this “Agreement”, “hereunder”, “herein”, “hereof”, “thereunder”, “therein”, “thereof”, or words of like import referring to the Loan Agreement or any other Loan Document shall mean and refer to such agreement as supplemented by this Amendment.

(b)    Except as specifically amended above, the Loan Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Obligors to Agent and the Lenders.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)    To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

7.    Ratification. Each Obligor hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof. Subject to and without limiting the foregoing, all security interests, pledges, assignments and other Liens and Guarantees previously granted by any Obligor pursuant to the Loan Documents are hereby reaffirmed, ratified, renewed and continued, and all such security interests, pledges, assignments and other Liens and Guarantees shall remain in full force and effect as security for the Obligations on and after the date hereof.

8.    Estoppel. To induce Lenders to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, each Obligor hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of any Obligor as against Agent or any Lender with respect to the Obligations.

9.    Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

10.    Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

OBLIGORS: CALLAWAY GOLF COMPANY, a Delaware corporation

By:	/s/ Brian P. Lynch
Name:	Brian P. Lynch
Title:	Executive Vice President and Chief Financial Officer

Address for Borrower Agent:

Callaway Golf Company 2180 Rutherford Road Carlsbad, CA 92008 Attention: Brian P. Lynch Telephone: (760) 804-4056 Email: Brian.Lynch@callawaygolf.com

With a copy to:

Gibson, Dunn & Crutcher LLP 200 Park Avenue New York, NY 10166-0193 Attention: Aaron F. Adams Facsimile: (212) 351-2494 Email: AFAdams@gibsondunn.com

CALLAWAY GOLF SALES COMPANY, a California corporation

By:	/s/ Jennifer L. Thomas
Name:	Jennifer L. Thomas
Title:	Chief Financial Officer and Treasurer

[Signature Page to Third Amendment to Fourth Amended and Restated Loan and Security Agreement]

CALLAWAY GOLF BALL OPERATIONS, INC., a Delaware corporation

By:	/s/ Jennifer L. Thomas
Name:	Jennifer L. Thomas
Title:	Treasurer

OGIO INTERNATIONAL, INC., a Utah corporation

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Vice President and Treasurer

TRAVISMATHEW, LLC, a California limited liability company

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Treasurer

JACK WOLFSKIN NORTH AMERICA, INC., a Delaware corporation

By:	/s/ Brian P. Lynch
Name:	Brian P. Lynch
Title:	President and Chief Executive Officer

CALLAWAY GOLF INTERACTIVE, INC. a Texas corporation

By:	/s/ Jennifer L. Thomas
Name:	Jennifer L. Thomas
Title:	Chief Financial Officer

[Signature Page to Third Amendment to Fourth Amended and Restated Loan and Security Agreement]

CALLAWAY GOLF INTERNATIONAL SALES COMPANY, a California corporation

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	President

CALLAWAY GOLF CANADA LTD., a Canada corporation

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Director

CALLAWAY GOLF EUROPE LTD., a company organized under the laws of England and Wales

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Director

By:	/s/ Neil Howie
Name:	Neil Howie
Title:	Director

CALLAWAY GOLF EUROPEAN HOLDING COMPANY LIMITED, a company limited by shares incorporated under the laws of England and Wales

By:	/s/ Neil Howie
Name:	Neil Howie
Title:	Director

By:	/s/ Steven Gluyas
Name:	Steven Gluyas
Title:	Director

[Signature Page to Third Amendment to Fourth Amended and Restated Loan and Security Agreement]

CALLAWAY GERMANY HOLDCO GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) under the laws of the Federal Republic of Germany

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Managing Director

By:	/s/ Melody Harris-Jensbach
Name:	Melody Harris-Jensbach
Title:	Managing Director

JW STARGAZER HOLDING GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) under the laws of the Federal Republic of Germany

By:	/s/ Melody Harris-Jensbach
Name:	Melody Harris-Jensbach
Title:	Managing Director

By:	/s/ Ante Franicevic
Name:	Ante Franicevic
Title:	Managing Director

SKYRAGER GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) under the laws of the Federal Republic of Germany

By:	/s/ Melody Harris-Jensbach
Name:	Melody Harris-Jensbach
Title:	Managing Director

By:	/s/ Ante Franicevic
Name:	Ante Franicevic
Title:	Managing Director

[Signature Page to Third Amendment to Fourth Amended and Restated Loan and Security Agreement]

JACK WOLFSKIN AUSRÜSTUNG FÜR DRAUSSEN GMBH & CO. KGAA,
a partnership limited by shares (Kommanditgesellschaft auf Aktien) under the laws of the Federal Republic of Germany, acting through its managing partner, SKYRAGER GMBH

By:	/s/ Melody Harris Jensbach
Name:	Melody Harris Jensbach
Title:	Managing Director

By:	/s/ Ante Franicevic
Name:	Ante Franicevic
Title:	Managing Director

JACK WOLFSKIN RETAIL GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) under the laws of the Federal Republic of Germany

By:	/s/ Melody Harris Jensbach
Name:	Melody Harris Jensbach
Title:	Managing Director

By:	/s/ Ante Franicevic
Name:	Ante Franicevic
Title:	Managing Director

[Signature Page to Third Amendment to Fourth Amended and Restated Loan and Security Agreement]

AGENT AND LENDERS

BANK OF AMERICA, N.A., as Agent

By:	/s/ James Fallahay
Name:	James Fallahay
Title:	Senior Vice President

Address:

Bank of America, N.A. 520 Newport Center Drive, Ste. 900 Newport Beach, CA 92660 Attn: James Fallahay E-Mail: james.fallahay@bofa.com Telecopy: (415) 228-5278

With a copy to:

Morgan, Lewis & Bockius LLP 300 South Grand Avenue, 22nd Floor Los Angeles, California 90071-3132 Attn: Marshall Stoddard, Jr., Esq. E-Mail: mstoddard@morganlewis.com Telecopy: (213) 612-2501

[Signature Page to Third Amendment to Fourth Amended and Restated Loan and Security Agreement]

MUFG UNION BANK, N.A., as a U.S. Lender, a Canadian Lender, a U.K. Lender, and a German Lender

By:	/s/ Peter Ehlinger
Name:	Peter Ehlinger
Title:	Vice President

Address: On File with Agent

[Signature Page to Third Amendment to Fourth Amended and Restated Loan and Security Agreement]

TRUIST BANK, as a U.S. Lender, a Canadian Lender, a U.K. Lender, and a German Lender

By:	/s/ Mark Bohntinsky
Name:	Mark Bohntinsky
Title:	Managing Director

Address: On File with Agent

[Signature Page to Third Amendment to Fourth Amended and Restated Loan and Security Agreement]

JPMORGAN CHASE BANK, N.A., as a U.S. Lender

By:	/s/ Anna C. Araya
Name:	Anna C. Araya
Title:	Executive Director

Address:

JPMorgan Chase Bank, N.A., 101 W. Broadway, Suite 840 San Diego, CA 92101 Attn: Anna C. Araya E-Mail: anna.c.araya@jpmorgan.com Telecopy: (310) 975-1353

[Signature Page to Third Amendment to Fourth Amended and Restated Loan and Security Agreement]

JPMORGAN CHASE BANK, N.A. LONDON BRANCH, as a U.K. Lender and a German Lender

By:	/s/ Kennedy A. Capin
Name:	Kennedy A. Capin
Title:	Executive Director

Address:

JPMorgan Chase Bank, N.A., London Branch 25 Bank Street, 25th Floor London, UK E145JP Attn: Kennedy A. Capin E-Mail: kennedy.a.capin@jpmorgan.com

[Signature Page to Third Amendment to Fourth Amended and Restated Loan and Security Agreement]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Lender

By:	/s/ Michael Tam
Name:	Michael Tam
Title:	Authorized Officer

Address:

JPMorgan Chase Bank, N.A., 66 Wellington Street West, 45th Floor Toronto, ON M5K 1E7 Attn: Michael Tam E-Mail: michael.n.tam@jpmorgan.com

[Signature Page to Third Amendment to Fourth Amended and Restated Loan and Security Agreement]